UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 19, 2025
POWELL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8550 Mosley Road,	Houston,	Texas	77075
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the annual meeting of stockholders of Powell Industries, Inc. (the “Company”) held on February 19, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment and restatement of the Company’s Certificate of Incorporation (the “Certificate of Incorporation”) to provide for exculpation of certain officers of the Company as permitted by Delaware law and to make certain non-substantive updates (the “Amended and Restated Certificate of Incorporation”). The Amended and Restated Certificate of Incorporation became effective upon the filing with the Secretary of State of the State of Delaware on February 19, 2025.

The above description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders: (i) re-elected Brett A. Cope, John G. Stacey and Richard E. Williams as directors of the Company, each with a term scheduled to expire in fiscal year 2028 or until his successor is duly elected and qualified; (ii) approved, on an advisory basis, the Company’s “say-on-pay” proposal relating to the compensation paid to the Company’s named executive officers, as disclosed in the compensation discussion and analysis, the compensation tables and any related material contained in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on January 6, 2025 (the “Proxy Statement”); and (iii) approved the Amended and Restated Certificate of Incorporation of the Company.

The following describes the results of the voting at the Annual Meeting, the proposals for which are described in more detail in the Proxy Statement:

Proposal No. 1: Election of directors

Nominee	For	Withheld	Broker Non-Votes
Brett A. Cope	8,540,079	117,165	—
John G. Stacey	8,411,704	245,540	—
Richard E. Williams	7,778,799	878,445	—

Proposal No. 2: “Say-on-Pay” advisory vote

For	Against	Abstentions	Broker Non-Votes
8,522,693	114,169	20,382	—

Proposal No. 3: Amendment and restatement of the Certificate of Incorporation

For	Against	Abstentions	Broker Non-Votes
7,962,503	666,019	28,722	—

Item 9.01    Financial Statements and Exhibits.
    (d)     Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Powell Industries, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 19, 2025

Powell Industries, Inc.

	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)